Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
The Company does not have a formal policy governing the timing of equity award grants in relation to the disclosure of material nonpublic information. However, as a general practice, equity awards are granted based on factors such as individual performance, market conditions, and retention objectives, rather than with a view toward the timing of material nonpublic information. The Company does not intentionally time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation, including equity awards or other performance-based incentives. In instances where the Company may possess material nonpublic information at the time equity awards are being considered, the Compensation Committee (or its delegate) may consider whether it would be appropriate to delay the grant until after such information has been disclosed, in order to avoid any potential concerns regarding the timing of the grant. The exercise price of stock options, if granted, under the 2024 Equity Plan is generally based on the closing market price of the Company’s common stock on the date of grant. To date we have not issued any stock options to our named executive officers. The Company did not grant any equity awards to its named executive officers during fiscal year 2025 within four business days before or after the release of material nonpublic information.

MNPI Disclosure Timed for Compensation Value	false